                            ------------------------------


                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, DC  20549

                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                  Date of Report (Date of earliest event reported):
                                    June 27, 1997


                    EquiVantage Acceptance Corp. on behalf of
                    EquiVantage Home Equity Loan Trust 1997-2
                  ---------------------------------------------
              (Exact Name of Registrant as Specified in its Charter)



        Delaware                333-22343            76-0448074
------------------------       ------------      -------------------
(State of Incorporation)       (Commission       (I.R.S. Employer
                               File Number)      Identification No.)

    13111 Northwest Freeway, Suite 301, Houston, Texas           77040
    ---------------------------------------------------------------------
         (Address of Principal Executive Offices)              (Zip Code)


      Registrant's telephone number, including area code:  (713) 895-1957

                                          No Change
               ------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)


                            ------------------------------


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Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         1.1 Underwriting Agreement dated June 19, 1997 between EquiVantage Acceptance Corp. and Morgan Stanley & Co. Incorporated, as representative of the Underwriters named therein

         1.2 Guaranty of EquiVantage Inc. dated June 27, 1997 relating to performance of certain obligations of EquiVantage Acceptance Corp.

         4.1 Pooling and Servicing Agreement dated as of June 1, 1997 among EquiVantage Acceptance Corp., EquiVantage Inc. and Norwest Bank Minnesota, National Association

         4.2 Surety Bond effective June 27, 1997 issued by Financial Guaranty Insurance Company relating to EquiVantage Home Equity Loan Trust 1997-2

         4.3 Master Loan Transfer Agreement dated as of June 1, 1997 between EquiVantage Acceptance Corp. and EquiVantage Inc.

         4.4 Conveyance Agreement dated as of June 1, 1997 between EquiVantage Acceptance Corp. and EquiVantage Inc.

         8.1   Opinion of Andrews & Kurth L.L.P. as to tax matters

        23.1   Consent of Andrews & Kurth L.L.P. (included in Exhibit 8.1)

                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EQUIVANTAGE ACCEPTANCE CORP.


                              By:  /s/ John E. Smith
                                   ------------------------------
                                   John E. Smith
                                   President



Date:  July 11, 1997


                                       3


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                                  INDEX TO EXHIBITS


Exhibit
Number                             Exhibit
-------                            -------

  1.1              Underwriting Agreement dated June 19, 1997 between
                   EquiVantage Acceptance Corp. and Morgan Stanley & Co.
                   Incorporated, as representative of the Underwriters named therein

  1.2 Guaranty of EquiVantage Inc. dated June 27, 1997 relating to performance of certain obligations of EquiVantage Acceptance
                   Corp.

  4.1 Pooling and Servicing Agreement dated as of June 1, 1997 among EquiVantage Acceptance Corp., EquiVantage Inc. and
                   Norwest Bank Minnesota, National Association

  4.2              Surety Bond effective June 27, 1997 issued by Financial
                   Guaranty Insurance Company relating to EquiVantage Home
                   Equity Loan Trust 1997-2

  4.3 Master Loan Transfer Agreement dated as of June 1, 1997 between EquiVantage Acceptance Corp. and EquiVantage Inc.

  4.4              Conveyance Agreement dated as of June 1, 1997 between
                   EquiVantage Acceptance Corp. and EquiVantage Inc.

  8.1              Opinion of Andrews & Kurth L.L.P. as to tax matters

 23.1              Consent of Andrews & Kurth L.L.P. (included in Exhibit 8.1)


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